497(e)
                                                                       333-05593
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The Equitable Life Assurance Society of the United States

SUPPLEMENT DATED MAY 20, 2002 TO THE CURRENT ACCUMULATOR (2002 PORTFOLIO) PROSPECTUS
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This supplement, which is for use in New York ONLY, modifies certain information in the above-referenced Prospectus. Unless otherwise indicated, all other information in the Prospectus remains unchanged.

o In "Contract features and benefits" under "How you can purchase and contribute to your contract," all references to "0 through 85" and "20 through 85" available issue ages in New York are deleted in their entirety and replaced with the following:

  For the NQ market, the available issue ages are "0 through 90;"

  For the Rollover IRA, Roth Conversion IRA, Rollover TSA and Flexible Premium Roth IRA markets, the available issue ages are "20 through 90."

o In "Accessing your money" under "Annuity maturity dates," the last sentence of the first paragraph is deleted in its entirety and replaced with the following new paragraph:

  For contracts issued in New York, the maturity date is related to the contract issue ages as follows:



 -----------------------------
                  MAXIMUM
 ISSUE AGE   ANNUITIZATION AGE
 -----------------------------
   0 - 80           90
     81             91
     82             92
     83             93
     84             94
   85-90            95
 -----------------------------





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